UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 Or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 8, 2010

JMG Exploration, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-32438 (Commission File Number)	20-1373949 (IRS employer identification no.)
180 South Lake Ave. Seventh Floor Pasadena, CA	91101
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(626) 792-3842

 (Registrant’s former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On January 8, 2010, JMG’s Board of Directors elected to extend its three classes of warrants (1,739,500 warrants at $4.25, 1,763,802 warrants at $5.00 and 369,249 warrants at $6.00) for an additional year with an expiration in January 15th, 2011.  The strike prices of $4.25, $5.00 and $6.25 on the warrants will remain in place.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2010	JMG Exploration, Inc.
/s/ Justin Yorke
Justin Yorke Chief Executive Officer

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